Section 4: EX - 99.2 (SUPPLEMENTAL INFORMATION FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2013)
Exhibit 99.2

3Q | 2013

Supplemental Information

FURNISHED AS OF OCTOBER 30, 2013 (UNAUDITED)

Table of Contents

3	Corporate Information

5	Historical Reconciliation of FFO

6	Selected Financial Statement Information

7	Property Progression

8	Investment Activity

9	Investment by Type and Geographic Location

10	Square Feet by Geography

11	Square Feet by Type, Provider and Building Size

12	Lease Maturity and Tenant Size

13	Occupancy Information

14	Leasing Statistics

15	Same Store Properties

16	Components of Net Asset Value

17	Components of Expected 2013 FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.
Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” “components of expected 2013 FFO,” and other comparable terms and in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2012 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY I 2	3Q I 2013 SUPPLEMENTAL INFORMATION

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $3.1 billion in 199 real estate properties and mortgages as of September 30, 2013. The Company’s 194 owned real estate properties are located in 28 states and total approximately 13.6 million square feet. The Company provided property management services to approximately 10.2 million square feet nationwide.

A |	Corporate Headquarters
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com

B |	Executive Officers

David R. Emery	Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
Scott W. Holmes	Executive Vice President and Chief Financial Officer
Todd J. Meredith	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

C |	Board of Directors

David R. Emery	Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D.	Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D.	Former Chief Executive Officer, Piedmont Clinic (Retired)
Batey M. Gresham, Jr.	Founder, Gresham Smith & Partners (Retired)
Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton	President and Chief Executive Officer, Inova Health System
Bruce D. Sullivan	Former Audit Partner, Ernst & Young LLP (Retired)
Roger O. West	Former General Counsel, Healthcare Realty Trust Incorporated (Retired)
Dan S. Wilford	Former President and Chief Executive Officer, Memorial Hermann Healthcare System (Retired)

HEALTHCARE REALTY I 3	3Q I 2013 SUPPLEMENTAL INFORMATION

Corporate Information

D |	Professional Services
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP
414 Union Street, Suite 1800, Nashville, Tennessee 37219
TRANSFER AGENT
Wells Fargo N.A., Shareowner Services
1110 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120-4100

E |	Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2017	OTC	HR	42225BAA4
Senior Notes due 2021	OTC	HR	421946AG9
Senior Notes due 2023	OTC	HR	421946AH7

F |	Dividend Reinvestment Plan
Through the Company’s transfer agent, Wells Fargo, named shareholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

G |	Direct Deposit of Dividends
Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

H |	Dividends Declared
On October 29, 2013, the Company declared a dividend of $0.30 per share, payable on November 29, 2013 to stockholders of record on November 14, 2013.

I |	Analyst Coverage

BMO Capital Markets Corp.	JMP Securities LLC

Cowen & Co. LLC	KeyBanc Capital Markets Inc.

Goldman Sachs	RBC Capital Markets Corp

Green Street Advisors, Inc.	Stifel Nicolaus & Co

J.J.B. Hilliard W.L. Lyons LLC	SunTrust Robinson Humphrey

J.P. Morgan Securities LLC	Wells Fargo Securities LLC

HEALTHCARE REALTY I 4	3Q I 2013 SUPPLEMENTAL INFORMATION

Historical Reconciliation of FFO (1) (2)
(amounts in thousands, except for share data)

	2013			2012
	Q3	Q2	Q1	Q4	Q3
Net Income (Loss) Attributable to Common Stockholders	$19,765	($24,205)	($999)	($6,391)	$5,815
Gain on sales of real estate properties	(20,187)	(1,783)	—	(1,177)	(6,265)
Impairments	6,259	—	3,630	7,712	2,860
Real estate depreciation and amortization	24,214	24,002	23,958	24,932	23,336
Total adjustments	10,286	22,219	27,588	31,467	19,931
Funds from Operations	$30,051	($1,986)	$26,589	$25,076	$25,746
Write-off of deferred financing costs upon amendment of line of credit facility	—	—	252	—	—
Acquisition costs	504	124	219	385	—
Interest incurred related to the timing of issuance/redemption of senior notes	—	667	188	—	—
Severance costs included in general and administrative expenses	—	—	609	—	—
Amounts paid in settlement of a brokerage claim on a 2010 real estate acquisition	—	—	—	1,100	—
Loss on extinguishment of debt	—	29,907	—	—	—
Normalized Funds from Operations	$30,555	$28,712	$27,857	$26,561	$25,746
Funds from Operations per Common Share—Diluted	$0.32	($0.02)	$0.30	$0.29	$0.33
Normalized Funds from Operations Per Common Share—Diluted	$0.32	$0.32	$0.32	$0.31	$0.33
FFO Weighted Average Common Shares Outstanding	94,836	89,204	88,382	87,049	78,021
Normalized FFO Weighted Average Common Shares Outstanding	94,836	90,684	88,382	87,049	78,021

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO does not represent cash generated from operating activities determined in accordance with accounting principals generally accepted in the United States of America and are not necessarily indicative of cash available to fund cash needs. FFO should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

HEALTHCARE REALTY I 5	3Q I 2013 SUPPLEMENTAL INFORMATION

Selected Financial Statement Information
(dollars in thousands)

SELECTED BALANCE SHEET INFORMATION
	2013			2012
	Q3	Q2	Q1	Q4	Q3	Q2
Real estate properties, gross (1)(2)	$2,956,651	$2,827,925	$2,803,549	$2,821,323	$2,735,246	$2,758,183
Acquisitions	178,764	16,325	15,678	71,666	—	10,682
Dispositions (sales price)	(64,550)	(11,925)	(4,984)	(10,050)	(31,304)	(34,210)
Real estate additions and improvements	11,518	15,289	5,210	19,282	9,089	12,022
Construction in progress	—	—	—	—	—	9,009
Land held for development	17,054	17,054	17,054	25,171	25,171	25,171
Mortgage notes receivable	126,409	212,313	190,134	162,191	141,107	118,059
Assets held for sale and discontinued operations, net	9,084	18,688	22,297	3,337	11,550	12,921
Total assets	2,644,863	2,597,390	2,655,250	2,539,972	2,470,776	2,472,324
Notes and bonds payable	1,268,194	1,301,387	1,415,119	1,293,044	1,212,615	1,395,600
Total equity	1,258,329	1,178,168	1,136,616	1,120,944	1,151,067	966,195

SUMMARY OF INDEBTEDNESS
	Quarterly Interest Expense	Balance as of 9/30/2013	Weighted Months to Maturity	Effective Interest Rate
Senior Notes due 2017, net of discount	$4,946	$298,936	40	6.62%
Senior Notes due 2021, net of discount	5,818	397,509	88	5.86%
Senior Notes due 2023, net of discount	2,386	248,034	115	3.85%
Total Senior Notes Outstanding	13,150	944,479	79	5.57%
Unsecured credit facility due 2017	717	185,000	43	1.58%
Mortgage notes payable, net	1,935	138,715	53	5.55%
Total Outstanding Notes and Bonds Payable	$15,802	$1,268,194	71	4.99%
Interest cost capitalization	(12)
Deferred financing costs	716
Unsecured credit facility fee	537
Total Quarterly Consolidated Interest Expense	$17,043

REVENUES AND PROPERTY OPERATING EXPENSES (3)
	2013			2012
	Q3	Q2	Q1	Q4	Q3	Q2
Property operating income	$63,854	$62,851	$62,459	$61,993	$60,651	$60,311
Single-tenant net lease	12,986	12,532	11,970	11,144	10,711	10,627
Straight-line rent	2,416	2,192	2,059	1,476	1,812	1,596
Rental income	$79,256	$77,575	$76,488	$74,613	$73,174	$72,534
Mortgage interest	3,926	3,427	2,937	2,611	2,244	2,039
Other operating	1,579	1,509	1,456	1,442	1,519	1,368
Total Revenues	$84,761	$82,511	$80,881	$78,666	$76,937	$75,941
Property operating expense	$32,652	$31,572	$29,687	$29,938	$29,737	$29,040

(1)	Includes construction in progress and land held for development.

(2)	Prior periods have been restated to conform to the current period reclassification of certain corporate assets from real estate properties to other assets.

(3)	Prior periods have been restated to conform to the current period presentation for assets classified as held for sale and discontinued operations.

HEALTHCARE REALTY I 6	3Q I 2013 SUPPLEMENTAL INFORMATION

Property Progression

REAL ESTATE PROPERTIES AND MORTGAGES
	Beginning of Quarter	Net Change	End of Quarter
Stabilized
Multi-tenant (1)	131	(5)	126
Single-tenant net lease (2)	38	(2)	36
SIP	12	—	12
CIP	—	—	—
Mortgages (3)	6	(1)	5
Reposition (4)	17	3	20
Balance	204	(5)	199
Assets held for sale (5)	2	3	5

(1)
The Company reclassified a medical office building in Florida to held for sale and also reclassified six medical office buildings to reposition. These reductions are partially offset by the the acquisition of a medical office building in Indiana and a medical office building in Colorado.

(2)
The Company disposed of two inpatient rehabilitation facilities in Pennsylvania and reclassified two medical office buildings to reposition. These reductions are partially offset by the acquisition of a surgical facility in Missouri and the reclassification of a medical office building from reposition.

(3)	The Company acquired a surgical facility in Missouri and upon acquisition, the mortgage note receivable secured by this property, also held by the Company, was eliminated in consolidation.

(4)
The Company reclassified six medical office buildings from stabilized, multi-tenant. These increases are partially offset by the reclassification of two medical office buildings to held for sale and one medical office building to stabilized, single-tenant net lease.

(5)	The Company reclassified five medical office buildings to held for sale and sold two inpatient rehabiliation facilities located in Alabama and Florida.

HEALTHCARE REALTY I 7	3Q I 2013 SUPPLEMENTAL INFORMATION

Investment Activity
(dollars in thousands)

2013 INVESTMENT ACTIVITY (1)
Location	Property Type	Investment Type	Closing	Investment at Acquisition	Approximate Square Feet	Aggregate Leased %
Germantown (Memphis), TN	MOB	Acquisition	1/29/2013	$15,678	52,225	100%
Allen (Dallas), TX	IRF	Acquisition	4/8/2013	16,325	42,627	100%
South Bend, IN	MOB	Acquisition	8/8/2013	43,289	205,573	87%
Loveland (Denver), CO	MOB	Acquisition	9/27/2013	32,875	80,153	100%
Springfield, MO(2)	SF	Acquisition	9/27/2013	102,600	186,000	100%
Total				$210,767	566,578	95%

HISTORICAL INVESTMENT ACTIVITY
	Acquisitions (3)	Mortgage Funding	Construction Mortgage Funding	Development Funding	Total Investments	Dispositions
2009	$70,664	$9,900	$10,616	$85,120	$176,300	$106,688
2010	301,600	3,700	20,740	63,301	389,341	34,708
2011	150,312	40,000	61,931	79,375	331,618	22,700
2012	94,951	—	78,297	5,608	178,856	91,384
2013	113,564	—	57,780	—	171,344	81,459
Total	$731,091	$53,600	$229,364	$233,404	$1,247,459	$336,939
% of Total	58.6%	4.3%	18.4%	18.7%	100.0%

DEVELOPMENT PROPERTIES
	Properties	Amount Funded 3Q 2013	Total Amount Funded Through 9/30/2013	Approximate Square Feet	Aggregate Leased %	3Q 2013 Adjusted Aggregate NOI/Interest(4)	Estimated Remaining Fundings
Construction mortgage loans	1	$4,106	$79,017	200,000	100%	$1,300	$12,162
Stabilization in progress	12	4,117	423,342	1,282,716	72%	1,431	26,000
Total	13	$8,223	$502,359	1,482,716	76%	$2,731	$38,162

(1)	Refer to 2013 Form 10-Q Footnote 2 for more information on the Company’s acquisitions.

(2)
During the third quarter of 2013, the Company funded $7.8 million on the construction mortgage loan prior to acquisition. Subsequent to the acquisition, the Company funded an additional $2.8 million and anticipates funding an additional $6.0 million in the fourth quarter of 2013.

(3)	Net of mortgage notes receivable payoffs upon acquisition.

(4)
Aggregate NOI for the third quarter of 2013 for the properties in stabilization was approximately $1.5 million. Adjusted aggregate NOI excludes the effects of changes in estimates recorded for real estate taxes and operating expense billings impacting prior periods. Had all the occupants at September 30, 2013 occupied and paid rent for an entire quarter, NOI would have been $2.4 million.

HEALTHCARE REALTY I 8	3Q I 2013 SUPPLEMENTAL INFORMATION

Investment by Type and Geographic Location (1)
(dollars in thousands)

	MOB/OUTPATIENT (83.3%)		INPATIENT (13.9%)		OTHER (2.8%)
	Properties	Mortgages	Rehab	Surgical	Other	Mortgages	Total	% of Total
Texas	$657,885	$3,096	$70,516	$92,000	$—	$—	$823,497	26.8%
Virginia	191,838				11,868		203,706	6.6%
Tennessee	191,939	573			7,874		200,386	6.5%
Indiana	143,929			43,406	3,790		191,125	6.2%
Colorado	170,479						170,479	5.5%
North Carolina	149,572						149,572	4.9%
Missouri	43,560			108,348			151,908	4.9%
Washington	148,082						148,082	4.8%
Iowa	93,895					39,973	133,868	4.3%
California	117,310		12,688				129,998	4.2%
Hawaii	126,161						126,161	4.1%
Arizona	76,984		16,012				92,996	3.0%
Pennsylvania	10,798		81,189				91,987	3.0%
Florida	88,086	3,750					91,836	3.0%
Oklahoma		79,017					79,017	2.5%
Illinois	52,280						52,280	1.7%
Michigan	22,701				13,105		35,806	1.2%
Washington, DC	30,189						30,189	1.0%
Alabama	19,178				9,937		29,115	0.9%
Other (10 states)	128,601						128,601	4.3%
Sub-total	$2,463,467	$86,436	$180,405	$243,754	$46,574	$39,973	$3,060,609	99.4%
Land held for development							17,054	0.6%
Total Investments	$2,463,467	$86,436	$180,405	$243,754	$46,574	$39,973	$3,077,663	100.0%
Percent of $ Invested	80.5%	2.8%	5.9%	8.0%	1.5%	1.3%	100.0%
Number of Investments	171	4	10	3	10	1	199

(1)	Excludes gross assets held for sale, one unconsolidated joint venture and corporate property.

HEALTHCARE REALTY I 9	3Q I 2013 SUPPLEMENTAL INFORMATION

Square Feet by Geography (1)

BY STATE, OWNED PROPERTIES
	Number of Properties	Managed by HR	Managed by Third Party	Single-Tenant Net Leases	Total	Percent
Texas	49	3,256,487	398,947	365,753	4,021,187	29.5%
Tennessee	17	1,334,134		75,000	1,409,134	10.3%
Virginia	15	553,532	136,427	334,454	1,024,413	7.5%
Indiana	7		588,268	205,499	793,767	5.8%
North Carolina	15	747,603			747,603	5.5%
Colorado	8	620,204			620,204	4.6%
California	10	488,371		63,000	551,371	4.1%
Washington	6	311,824		159,071	470,895	3.5%
Florida	7	241,980	153,531	45,548	441,059	3.2%
Arizona	10	382,045		51,903	433,948	3.2%
Iowa	6	233,413		146,542	379,955	2.8%
Pennsylvania	5			376,636	376,636	2.8%
Missouri	6	177,039		199,478	376,517	2.8%
Michigan	8	199,749		121,672	321,421	2.4%
Hawaii	3	298,427			298,427	2.2%
Alabama	4	120,192	129,294		249,486	1.8%
Illinois	3	243,491			243,491	1.8%
Washington, DC	2	182,836			182,836	1.3%
Louisiana	2		136,155		136,155	1.0%
Other (9 states)	11	339,067	131,361	67,034	537,462	3.9%
Total	194	9,730,394	1,673,983	2,211,590	13,615,967	100.0%

BY MARKET
		Square Feet	Percent			Square Feet	Percent
1	Dallas-Ft. Worth, TX	2,306,184	16.9%	12	Des Moines, IA	379,955	2.8%
2	Nashville, TN	794,912	5.8%	13	Seattle-Bellevue, WA	379,334	2.8%
3	Charlotte, NC	787,404	5.8%	14	Austin, TX	314,847	2.3%
4	San Antonio, TX	689,764	5.1%	15	Honolulu, HI	298,427	2.2%
5	Houston, TX	649,392	4.8%	16	Phoenix, AZ	288,511	2.1%
6	Denver-Colorado Springs, CO	620,204	4.6%	17	Chicago, IL	243,491	1.8%
7	Indianapolis, IN	558,694	4.1%	18	Washington, DC	241,739	1.8%
8	Richmond, VA	558,209	4.1%	19	Miami, FL	215,980	1.6%
9	Los Angeles, CA	551,371	4.0%	20	Detroit, MI	211,057	1.6%
10	Memphis, TN	515,876	3.8%		Other (30 Markets)	2,544,412	18.6%
11	Roanoke, VA	466,204	3.4%		Total	13,615,967	100.0%

ON/OFF CAMPUS
	2013			2012
	3Q	2Q	1Q	4Q	3Q	2Q
On/adjacent	79%	77%	77%	78%	78%	77%
Off (2)	21%	23%	23%	22%	22%	23%
	100%	100%	100%	100%	100%	100%

(1)	Mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale are excluded.

(2)	Approximately 40% of the off-campus square feet are anchored by a hospital system.

HEALTHCARE REALTY I 10	3Q I 2013 SUPPLEMENTAL INFORMATION

Square Feet by Type, Provider and Building Size (1)

BY FACILITY TYPE
	Managed by HR	Managed by Third Party	Single-Tenant Net Leases	Total	Percent of Total	Third Party Managed by HR	Total
Medical Office/Outpatient	9,730,394	1,418,262	872,115	12,020,771	88.2%	443,886	12,464,657
Inpatient Rehab			637,133	637,133	4.7%		637,133
Inpatient Surgical			459,770	459,770	3.4%		459,770
Other		255,721	242,572	498,293	3.7%		498,293
Total Square Feet	9,730,394	1,673,983	2,211,590	13,615,967	100.0%	443,886	14,059,853
Percent of Total Square Footage	71.5%	12.3%	16.2%	100.0%
Total Number of Properties	139	19	36	194

BY PROVIDER
Top Providers	Credit Rating	Associated Buildings (2)	Associated SF (2)	% of Total SF (3)	Leased SF Total	% of Total SF
Baylor Scott & White Health	AA-/Aa3	26	2,366,944	17.4%	1,217,622	8.9%
Ascension Health	AA+/Aa2	15	1,021,838	7.5%	313,365	2.3%
Catholic Health Initiative	AA-/Aa3	12	901,855	6.6%	427,672	3.2%
HCA	B+/B1	14	863,596	6.3%	436,504	3.2%
Carolinas Health System	--/Aa3	16	787,404	5.8%	705,922	5.2%
Tenet Healthcare Corporation	B/B1	11	759,084	5.6%	174,656	1.3%
Bon Secours Health System	A-/A3	7	548,209	4.0%	259,522	1.9%
Baptist Memorial Health Care	AA/--	5	424,306	3.1%	59,878	0.4%
Indiana University Hospital	AAA/A1	3	382,695	2.8%	195,388	1.4%
Healthsouth	BB-/Ba3	5	346,894	2.5%	346,894	2.5%
University of Colorado Health	A+/A1	4	275,102	2.0%	144,658	1.1%
Medstar	A-/A2	3	241,739	1.8%	117,130	0.9%
Advocate Health Care	AA/Aa2	2	238,391	1.8%	60,256	0.4%
Memorial Hermann	A+/A1	4	206,090	1.5%	82,686	0.6%
CHE Trinity	AA	1	205,573	1.5%	154,180	1.1%
Overlake Hospital	A-/A2	1	191,051	1.4%	42,596	0.3%
Mercy	AA-	1	186,000	1.4%	186,000	1.4%
Ortho Indy	N/R	2	175,999	1.3%	175,999	1.3%
Hawaii Pacific Health	A-/A3	2	173,502	1.3%	44,623	0.3%
Other- Credit Rated		14	658,821	4.8%
Total - Credit Rated		148	10,779,094	79.2%
Total		194	13,615,967	100.0%

BY BUILDING SQUARE FEET
Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	44.1%	6,000,488	146,353	41
<100,000 and >75,000	23.1%	3,148,304	85,089	37
<75,000 and >50,000	17.9%	2,437,032	62,488	39
<50,000	14.9%	2,030,143	26,365	77
Total	100.0%	13,615,967	70,185	194

(1)	Excludes mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale.

(2)	Associated buildings and square footage refers to on-campus, adjacent or off-campus/affiliated properties associated with these healthcare providers.

(3)	Based on square footage, 79.2% of HR's portfolio is associated with a credit rated healthcare provider and 60.3% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY I 11	3Q I 2013 SUPPLEMENTAL INFORMATION

Lease Maturity and Tenant Size (1)
(dollars in thousands)

LEASE MATURITY SCHEDULE
		NUMBER OF LEASES
	Annualized Minimum Rents (2)	Multi-Tenant Properties	Single-Tenant Net Lease Properties	Percentage of Revenues	Total Sq. Ft.
2013	$10,119	146	—	3.8%	406,469
2014	50,230	458	10	18.7%	1,977,861
2015	30,713	305	—	11.5%	1,249,921
2016	29,138	263	4	10.9%	1,074,367
2017	30,928	212	5	11.5%	1,321,854
2018	23,168	195	—	8.6%	1,007,139
2019	11,191	60	1	4.2%	418,066
2020	13,317	58	1	5.0%	509,408
2021	9,885	51	2	3.7%	435,748
2022	16,248	60	3	6.1%	659,620
Thereafter	43,002	94	10	16.0%	1,544,565

AVERAGE TENANT SIZE
	NUMBER OF LEASES
Square Footage	Multi-Tenant Properties (3)	Single-Tenant Net Lease Properties
0 - 2,500	976	—
2,501 - 5,000	503	—
5,001 - 7,500	157	1
7,501 - 10,000	81	1
10,001 +	185	34
Total Leases	1,902	36

(1)	Excludes mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale unless otherwise noted.

(2)
Represents the annualized minimum rents on leases in-place, excluding the impact of potential lease renewals, future step-ups in rent, or sponsor support payments under financial support agreements and straight-line rent.

(3)	The average lease size in the multi-tenant properties is 4,413 square feet.

HEALTHCARE REALTY I 12	3Q I 2013 SUPPLEMENTAL INFORMATION

Occupancy Information (1)
(dollars in thousands)

OCCUPANCY BY FACILITY TYPE
			2013			2012
Facility Type	Investment at 9/30/2013	Square Feet at 9/30/2013	Q3	Q2	Q1	Q4	Q3
Medical office/outpatient	$2,040,125	10,738,055	86.4%	85.7%	85.8%	86.5%	86.1%
Inpatient	424,159	1,096,903	100.0%	100.0%	100.0%	100.0%	100.0%
Other	46,574	498,293	83.4%	83.7%	83.7%	83.4%	76.2%
Portfolio Occupancy (2)	$2,510,858	12,333,251	87.5%	86.9%	86.9%	87.7%	87.1%
Stabilization in Progress Occupancy (3)	$423,342	1,282,716	56.8%	48.2%	45.2%	41.2%	37.3%

OCCUPANCY (2)
					2013	2012
	Investment at 9/30/2013	Square Feet at 9/30/2013	Q3	Q2	Q1	Q4	Q3
Multi-Tenant
Same store (4)	$1,574,988	8,459,959	89.0%	87.3%	87.4%	87.9%	87.7%
Acquisitions	112,481	424,521	90.8%	96.4%	96.8%	96.5%	95.7%
Reposition	192,552	1,237,181	53.4%	44.4%	44.0%	47.5%	47.9%
Total	$1,880,021	10,121,661	84.7%	83.9%	83.9%	84.6%	84.5%

Single-Tenant Net lease
Same store (4)	$454,858	1,833,550	100.0%	100.0%	100.0%	100.0%	100.0%
Acquisitions	175,979	378,040	100.0%	100.0%	100.0%	100.0%	100.0%
Reposition	—	—	—%	100.0%	100.0%	100.0%	—%
Total	$630,837	2,211,590	100.0%	100.0%	100.0%	100.0%	100.0%

Total
Same store (4)	$2,029,846	10,293,509	91.0%	89.7%	89.7%	90.3%	90.1%
Acquisitions	288,460	802,561	95.2%	98.1%	98.3%	98.0%	96.0%
Reposition	192,552	1,237,181	53.4%	48.4%	47.9%	51.1%	47.9%
Total	$2,510,858	12,333,251	87.5%	86.9%	86.9%	87.7%	87.1%

# of Properties
Same store (4)			153	162	161	162	154
Acquisitions			9	7	8	9	10
Reposition			20	17	18	19	19
Total			182	186	187	190	183

(1)	Excludes mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale.

(2)
The portfolio occupancy assumes that properties under a Property Operating Agreement or Single-Tenant Net Leases have 100% occupancy. The average underlying tenant occupancy of the five properties under Property Operating Agreements, as directed by the respective sponsor, was approximately 77%. The portfolio occupancy excludes the twelve development properties currently in stabilization.

(3)
The properties in stabilization are currently 72% leased. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy because of buildout of the suite.

(4)
In order to provide meaningful comparisons, same store occupancy excludes properties that were recently acquired or disposed of, properties held for sale, and properties in stabilization or conversion.

HEALTHCARE REALTY I 13	3Q I 2013 SUPPLEMENTAL INFORMATION

Leasing Statistics (1)(2)(3)

	2013			2012
	Q3	Q2	Q1	Q4	Q3
Contractual increases for in-place leases ("annual bumps")
Multi-tenant properties	3.1%	3.1%	3.0%	3.1%	3.2%
Single-tenant net lease properties	2.3%	2.1%	1.8%	2.1%	2.3%
Newly executed leases ("cash leasing spreads")	2.5%	0.5%	1.8%	1.0%	0.4%
Tenant retention rate, multi-tenant properties	82.1%	77.3%	84.2%	76.4%	85.1%

As of 9/30/2013
Multi-Tenant Contractual Rental Rate Increases by Type (4)
Annual increase	80.3%
Non-annual increase	9.2%
No increase within remaining term	10.5%

Tenant Type
Multi-Tenant properties
Hospital	42.2%
Physician and other	57.8%
Single-Tenant net lease properties
Hospital	89.7%
Other	10.3%

Lease Structure
Gross	19.7%
Modified gross	40.9%
Net	39.4%

Ownership Type
Ground lease	52.8%
Fee simple	47.2%

(1)	Excludes mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale.

(2)	All percentages presented are calculated based on total square feet.

(3)	Represents historical rental rate increases and may not be indicative of future increases.

(4)
"Non-annual increase" refers to leases that have a term greater than one year, but do not have rent increases each year. "No Increase within Remaining Term" refers to leases with less than one year remaining or have a term greater than one year, but no increases during the current lease term.

HEALTHCARE REALTY I 14	3Q I 2013 SUPPLEMENTAL INFORMATION

Same Store Properties
(dollars in thousands)

SAME STORE PROPERTIES (1)(2)
				SEQUENTIAL		YEAR-OVER-YEAR
	3Q 2013	2Q 2013	3Q 2012	$	Percentage Change	$	Percentage Change
Multi-tenant
Revenues	$54,707	$54,293	$53,681	$414	0.8%	$1,026	1.9%
Expenses	24,061	23,195	23,599	866	3.7%	462	2.0%
NOI	$30,646	$31,098	$30,082	($452)	(1.5)%	$564	1.9%
Occupancy	89.0%	88.8%	88.0%
Number of properties	121	121	121

Single-tenant net lease
Revenues	$11,725	$11,568	$11,605	$157	1.4%	$120	1.0%
Expenses	418	460	518	(42)	(9.1)%	(100)	(19.3)%
NOI	$11,307	$11,108	$11,087	$199	1.8%	$220	2.0%
Occupancy	100.0%	100.0%	100.0%
Number of properties	32	32	32

Total Revenues	66,432	65,861	65,286	$571	0.9%	1,146	1.8%
Total Expenses	24,479	23,655	24,117	824	3.5%	362	1.5%
Total NOI	$41,953	$42,206	$41,169	($253)	(0.6)%	$784	1.9%
Occupancy	91.0%	90.8%	90.1%
Number of properties	153	153	153

RECONCILIATION OF NOI
	3Q 2013	2Q 2013	3Q 2012
Rental income	$79,256	$77,575	$73,174
Rental lease guaranty income (a)	1,383	1,332	1,286
Exclude straight-line rent revenue	(2,416)	(2,192)	(1,812)
Revenue	78,223	76,715	72,648
Revenue not included in same store	(11,791)	(10,854)	(7,362)
Same store revenue	$66,432	$65,861	$65,286

Property operating expense	$32,652	$31,572	$29,737
Property operating expense not included in same store	(8,173)	(7,917)	(5,620)
Same store property operating expense	$24,479	$23,655	$24,117

Same store NOI	$41,953	$42,206	$41,169
(a) Other operating income reconciliation:
Rental lease guaranty income	$1,383	$1,332	$1,286
Interest income	102	91	98
Other	94	86	135
Total consolidated other operating income	$1,579	$1,509	$1,519

(1)	Excludes mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale.

(2)
In order to provide meaningful comparisons, same store NOI is adjusted for certain non-routine items and excludes properties that were recently acquired or disposed of, properties held for sale, and properties in stabilization or conversion.

HEALTHCARE REALTY I 15	3Q I 2013 SUPPLEMENTAL INFORMATION

Components of Net Asset Value
(dollars in thousands)

Asset Type	Same Store 3Q 2013 NOI (1)	Adjustments (2)	Adjusted 3Q 2013 NOI	Annualized Adjusted 3Q 2013 NOI	% of Adjusted NOI
MOB / Outpatient	$34,231	$9,166	$43,397	$173,588	79.6%
Inpatient rehab	3,264	1,129	4,393	17,572	8.1%
Inpatient surgical	3,071	2,275	5,346	21,384	9.8%
Other	1,387	—	1,387	5,548	2.5%
Subtotal	$41,953	$12,570	$54,523	$218,092	100.0%
TOTAL SHARES OUTSTANDING (3)    95,872,982

+	ADD: LAND AND MORTGAGES(4)
	Land held for development	$17,054
	Mortgage notes receivable	126,409
	Subtotal	$143,463

+	ADD: OTHER ASSETS
	Assets held for sale (5)	$9,802
	Reposition properties (6)	123,228
	Cash and other assets (7)	78,271
	Subtotal	$211,301

-	SUBTRACT: DEBT
	Unsecured credit facility (8)	$185,000
	Senior notes (8)	944,479
	Mortgage notes payable (8)	138,715
	Remaining development TI	26,000
	Other liabilities (9)	85,158
	Subtotal	$1,379,352

(1)	See Same Store Properties schedule on page 15 for details on same store NOI.

(2)
Same store NOI is adjusted to reflect a full quarter of NOI from properties acquired during the prior five quarters totaling $5.8 million. Properties in stabilization are included in the adjustments at the full stabilization rate of $6.8 million. The current NOI from the properties in stabilization, had all of the occupants at September 30, 2013 occupied and paid rent, would be $2.4 million.

(3)	Total shares outstanding as of October 25, 2013.

(4)	Land held for development and mortgage notes receivable reflect gross book value.

(5)	Assets held for sale are excluded from same store NOI and reflect net book value or the fixed purchase price, where applicable.

(6)	Reflects net carrying amount of certain properties not included in same store NOI, which comprises 1,237,181 square feet and generated NOI of approximately $0.3 million for 3Q 2013.

(7)
Includes cash of $7.2 million and other assets of $71.1 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. Other assets include prepaid assets of $55.0 million, above-market intangible assets (net) of $14.7 million, equity investment in an unconsolidated joint venture of $1.3 million, and notes receivable (net) of $0.1 million.

(8)	Outstanding principal balances.

(9)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $58.6 million, pension plan liability of $15.8 million, security deposits of $5.8 million, market-rate lease intangibles of $4.3 million, and deferred operating expense reimbursements of $0.6 million. Also, excludes deferred revenue of $33.2 million.

HEALTHCARE REALTY I 16	3Q I 2013 SUPPLEMENTAL INFORMATION

Components of Expected 2013 FFO
(dollars in thousands, except per square foot data)

QUARTERLY RANGE OF EXPECTATIONS (1)
	Low	High
Occupancy
Multi-Tenant Same Store	87.0%	89.0%
Multi-Tenant Reposition	40.0%	50.0%
Single-Tenant Net Lease	95.0%	100.0%

Same Store Revenue per Occupied Square Foot
Multi-Tenant	$28.00	$30.25
Single-Tenant Net Lease	$24.00	$26.25

Same Store Multi-Tenant NOI Margin	55.0%	58.0%

Multi-Tenant Contractual Rent Increases by Type (% of SF)
Annual Increase	75.0%	80.0%
Non-annual Increase	7.5%	12.0%
No Increase within Remaining Term	12.0%	15.0%

Contractual Annual Rent Increases
Multi-Tenant	3.0%	3.5%
Single-Tenant Net Lease	2.0%	3.0%

Multi-Tenant Cash Releasing Spreads	0.5%	3.0%

Multi-Tenant Lease Retention Rate	75.0%	85.0%

Same Store Multi-Tenant NOI Growth	2.0%	4.0%

ANNUAL RANGE OF EXPECTATIONS
	Low	High
Stabilization in Process ("SIP")
Year-End 2013 Lease Percentage	75.0%	85.0%
Year-End 2013 Occupancy Percentage	65.0%	70.0%

Normalized G&A	$21,000	$23,000

Funding Activity
SIP Funding (tenant improvements)	$15,000	$25,000
Construction Mortgage Funding	$84,000	$85,000
Acquisitions	$200,000	$225,000
Dispositions	$80,000	$100,000

Cap/Interest Rate
Construction Mortgage Funding	6.75%	8.00%
Acquisitions	6.00%	8.00%
Dispositions	8.00%	9.50%

Leverage (Debt/Cap)	40.0%	45.0%

(1) Indicates range in which quarterly results are expected to fall.

HEALTHCARE REALTY I 17	3Q I 2013 SUPPLEMENTAL INFORMATION